UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2019

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 26, 2019, Pulmatrix, Inc. (the “Company”) entered into a License, Development and Commercialization Agreement (the “Agreement”) with Johnson & Johnson Enterprise Innovation, Inc (“JJEI”). Under the terms of the Agreement, the Company has granted JJEI an option to acquire (1) the Company’s rights to an intellectual property portfolio of materials and technology related to narrow spectrum kinase inhibitor compounds and (2) an exclusive, worldwide, royalty bearing license to PUR1800, the Company’s inhaled iSPERSE drug delivery system as formulated with one of the kinase inhibitor compounds (the “Licensed Product”). JJEI will have three months from the later of the completion of a Phase Ib clinical study for the Licensed Product and JJEI’s receipt of audited draft reports for a toxicology study of the Licensed Product to exercise the option. The Company will be conducting the Phase Ib clinical study and the toxicology study.

As consideration for the Company’s entry into the Agreement, JJEI will pay a $7.2 million upfront payment to the Company and an additional $2 million milestone payment upon completion of the Phase 1b clinical study of the Licensed Product. Should JJEI decide to exercise the option, the Company will be entitled to additional payments of up to $91 million, including upon achievement of certain development and commercial milestones, as well as royalty payments equal to a percentage of net sales of the Licensed Product in the low single digits.

Item 8.01	Other Events.

On January 2, 2020, the Company issued a press release regarding its entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated January 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: January 2, 2020	By:	/s/ Teofilo Raad
Teofilo Raad
Chief Executive Officer